SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2006

__________INTERFACE, INC.__________
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2006, Interface, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter of 2006 (the “Earnings Release”). A copy of the Earnings Release is included as Exhibit 99.1 hereto and hereby incorporated by reference.  The information set forth herein, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS.

The Company’s reconciliation of certain non-GAAP performance measures used in the Earnings Release to their respective comparable GAAP performance measures (and the related discussion of why the Company uses these non-GAAP measures) described under Item 2.02 is being “filed” hereby, and is set forth separately as Exhibit 99.2 hereto and hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated October 25, 2006, reporting its financial results for the third quarter of 2006 (furnished pursuant to Item 2.02 of this Report).
99.2	Reconciliation of Non-GAAP Performance Measures to their respective comparable GAAP Performance Measures (filed pursuant to Item 8.01 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch _____ Patrick C. Lynch Vice President and Chief Financial Officer
Date: October 25, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated October 25, 2006, reporting its financial results for the third quarter of 2006 (furnished pursuant to Item 2.02 of this Report).
99.2	Reconciliation of Non-GAAP Performance Measures to their respective comparable GAAP Performance Measures.